UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): April 20, 2017
DASAN ZHONE SOLUTIONS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-32743	22-3509099
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
7195 Oakport Street
Oakland, California 94621
(Address of Principal Executive Offices, Including Zip Code)
(510) 777-7000
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.
On April 20, 2017, DASAN Zhone Solutions, Inc. (the “Company”) received a letter from The NASDAQ Stock Market LLC (“Nasdaq”) indicating that a Nasdaq Hearings Panel (the “Panel”) had granted the Company’s request to extend the stay of the suspension of trading in the Company’s common stock pending the Company’s scheduled hearing on May 25, 2017 before the Panel and a final determination regarding the Company’s listing status.
As previously reported, on April 6, 2017, the Company received notice from Nasdaq indicating that, based upon the Company’s failure to timely file its Annual Report on Form 10-K for the year ended December 321, 2016 (the “2016 Form 10-K”) with the Securities and Exchange Commission (the “SEC”), the Company no longer satisfied Nasdaq’s filing requirement, as set forth in Nasdaq Listing Rule 5250(c)(1). The letter also stated that, because the Company failed to satisfy Nasdaq’s filing requirement within the past year and notwithstanding the fact that the Company subsequently remedied the deficiency, the Company was not eligible to submit a plan to regain compliance with the filing requirement for Nasdaq’s review; rather, the letter stated that the late filing of the 2016 Form 10-K would serve as an immediate basis for delisting unless the Company timely requested a hearing before the Panel. The Company timely requested a hearing and, as part of that request, had also requested that the extended stay be granted.
At the hearing, the Company will present its plan to evidence compliance with Nasdaq’s filing requirement. The Company is diligently working to evidence compliance with Nasdaq’s filing requirement as soon as possible; however, there can be no assurance that the Panel will grant the Company's request for continued listing and a further stay of suspension. The delisting of the Company’s common stock from The Nasdaq Capital Market could have a material adverse effect on the Company's business and on the trading of its common stock.
On April 25, 2017, the Company issued a press release announcing its receipt of the Nasdaq letter. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Cautionary Note Regarding Forward Looking Statements: This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements related to the hearing before the Panel, any stay of the suspension of the Company’s common stock, the Company regaining compliance with the periodic filing requirements set forth in Rule 5250(c)(1) of the Nasdaq Listing Rules, the timing of filings with the SEC, the appeal process and the consequences of delisting the Company's common stock from the Nasdaq Capital Market. The Company uses words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “goal,” “intend,” “may,” “plan,” “project,” “seek,” “should,” “target,” “will,” “would,” variations of such words, and similar expressions to identify forward-looking statements. Readers are cautioned that these forward-looking statements are only predictions and are subject to risks, uncertainties and assumptions that are difficult to predict, including those identified in the Company's other filings with the SEC. Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements. For information about the factors that could cause such differences, please refer to the Company's SEC filings, including its Annual Report on Form 10-K for the year ended December 31, 2015 and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Given these uncertainties, you should not place undue reliance on these forward-looking statements. The forward-looking statements contained in this Current Report on Form 8-K speak only as of the date of this report and the Company assumes no obligation to update any forward-looking statements for any reason.
Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated April 25, 2017 issued by DASAN Zhone Solutions, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 25, 2017	DASAN Zhone Solutions, Inc.

	By:	/s/ KIRK MISAKA
Kirk Misaka
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated April 25, 2017 issued by DASAN Zhone Solutions, Inc.